UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2005

Principal Life Insurance Company

(Exact name of registrant as specified in its charter)

Iowa	001-32109	42-0127290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

711 High Street, Des Moines, Iowa	50392-0001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (515) 247-1111

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Omnibus Instrument
Opinion of Internal Counsel
Opinion of Counsel
Opinion of Internal Counsel

Item 9.01 Financial Statements and Exhibits.

The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File Nos. 333-110499 and 333-110499-01), as amended, of Principal Life Insurance Company and Principal Financial Group, Inc., filed with the Securities and Exchange Commission on November 14, 2003 and amended on December 19, 2003 and March 3, 2004.

      (c) Exhibits

Exhibit 4.1	Omnibus Instrument, dated as of March 18, 2005, relating to Principal Life Income Fundings Trust 2005-25.

Exhibit 5.1	Opinion of Nora M. Everett, internal counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin Brown & Wood LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of John D. Schmidt, internal counsel for Principal Life Insurance Company (re: tax matters).

Exhibit 23.1	Consent of Nora M. Everett, internal counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of John D. Schmidt, internal counsel for Principal Life Insurance Company (included in Exhibit 8).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL LIFE INSURANCE COMPANY (Registrant)
Date: March 23, 2005
By:	/s/ Karen A. Pearston
	Name:	Karen A. Pearston
	Title:	Second Vice President and Counsel

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 4.1	Omnibus Instrument, dated as of March 18, 2005, relating to Principal Life Income Fundings Trust 2005-25.

Exhibit 5.1	Opinion of Nora M. Everett, internal counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin Brown & Wood LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of John D. Schmidt, internal counsel for Principal Life Insurance Company (re: tax matters).

Exhibit 23.1	Consent of Nora M. Everett, internal counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of John D. Schmidt, internal counsel for Principal Life Insurance Company (included in Exhibit 8).